Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2006 of WY Funds (the "Trust").

I, Mitchell York, the President/Principal Executive Officer of the Trust, certify that:

      (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

      (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.


Date: February 26, 2007                              /s/Mitchell York
                                                     ---------------------------
                                                     Mitchell York, President/
                                                     Principal Executive Officer

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2006 of WY Funds (the "Trust").

I, Brent Wertz, the Treasurer/Principal Financial Officer of the Trust, certify that:

      (ii) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

      (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.


Date: February 26, 2007                              /s/Brent Wertz
                                                     ---------------------------
                                                     Brent Wertz, Treasurer/
                                                     Principal Financial Officer